UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 14, 2022

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1881 General George Patton Drive, Suite 107

Franklin, TN 37067

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 305-3054

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(b) Engagement of New Independent Registered Accounting Firm

Effective as of January 5, 2023, the Board of Directors of Credex Corporation (the “Company”) approved the appointment of Michael Gillespie & Associates, PLLC (“Gillespie”) as the Company’s new independent registered accounting firm for the periods ended December 31, 2021 and 2022. During the Company’s two most recent fiscal years ended December 31, 2020 and 2019 and from January 1, 2021 to December 31, 2022, neither the Company nor anyone acting on the Company’s behalf consulted Gillespie with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K, except that Gillespie audited the Company’s financial statements for the periods ended December 31, 2020 and 2019 and reviewed the unaudited financial statements of the Company for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021. In approving the selection of Gillespie as the Company’s independent registered public accounting firm, the Company’s Board of Directors considered these services previously provided by Gillespie and concluded that such services would not adversely affect the independence of Gillespie.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Audit Review.

On December 14, 2022, the Board of Directors of the Company determined that the Company’s financial statements for the periods ended June 30, 2021 and September 30, 2021 (the “Financial Statements”) included in its Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 16, 2021 and November 10, 2021, respectively, could not be relied upon (the “Form 10-Q’s”).

The Financial Statements included in the Form 10-Q’s, erroneously did not reflect the accounting perspective of the Cannabis Depot Transactions as discussed below in accordance with ASC 805-40 and SEC Financial Reporting Manual TOPIC 12 - Reverse Acquisitions and Reverse Recapitalizations. The Cannabis Depot Transactions should have been treated as a recapitalization and reverse acquisition for financial reporting purposes, and Cannabis Depot is considered the acquirer for accounting purposes. As a result, the Company plans to restate the Financial Statements and any other related periods.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on December 30, 2022, Cannabis Depot Holding Corp. (“Cannabis Depot”) acquired 58,492,500 shares (the “Control Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) on June 17, 2021, representing a controlling interest in the Company (the “Change in Control Transaction”). Cannabis Depot then distributed the Control Shares to its shareholders (the “Share Distribution,” together with the Change in Control Transaction, the “Cannabis Depot Transactions”). Consequently, the Cannabis Depot Transactions resulted in a change in the accounting treatment for that transaction that was incorrectly reflected in the Form 10-Q’s.

The matters set forth in this Form 8-K have been discussed with the Company’s independent registered public accounting firm, Gillespie.

The effect of correcting this error on the Company’s Financial Statements is shown in the tables below.

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The following table presents the effect of the restatement on the balance sheet included in the previously issued Financial Statements for the period ended June 30, 2021:

	As of June 30, 2021
	As Reported	Adjustments	As Restated
Assets

Total Current Assets	$4,377	$1,352,076	$1,356,453

Total Other Assets	$-	$535,460	$535,460

Total Assets	$4,377		$1,891,913

Liabilities and Equity
Total Current Liabilities	$8,345	$37,800	$46,145

Stockholders Equity
Common Stock	$58,993	$-	$58,993
Additional Paid In Capital	$326,885	$1,643,129	$1,970,014
Accumulated Deficit	$(389,846)	$206,607	$(183,239)
Total Stockholders’ Equity	$(3,968)		$1,845,768

Total Liabilities and Equity	$4,377		$1,891,913

The following table presents the effect of the restatement on the statement of operations included in the previously issuedFinancial Statements for the six month period ended June 30, 2021:

	For the six month period ended June 30, 2021
	As Reported	Adjustments	As Restated
Operating Expenses

Total Operating Expenses	$3,968	$82,472	$86,440

Other Income	$-	$-	$-

Net Income (Loss)	$3,968		$86,440

Net Loss Per Share Basic and Diluted	$-		$-

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The following table presents the effect of the restatement on the statement of shareholder deficit included in the previously issued Financial Statements for the period ended June 30, 2021:

	For the period ended June 30, 2021
	Common Stock Shares	Common Stock Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Deficit

Balances- December 31, 2020, as previously reported	59,992,500	$58,993	$242,449	$(382,629)	$(81,187)

Credex activity for the six months ended June 30, 2021	-		$84,437	$(7,218)	$77,219

Balances- June 30, 2021, as previously reported	59,992,500	$58,993	$326,886	$(389,847)	$(3,968)

Credex adjustments to reflect the Cannabis Depot transaction	-	$-	$(326,886)	$389,847	$62,961

Adjusted Balances- June 30, 2021	59,992,500	$58,993	-	$-	$58,993

Cannabis Depot Holding Corp activity through June 30, 2021	-	$-	$2,422,976	$(183,239)	$2,239,737
Cannabis Depot Holding Corp adjustments to reflect the Credex transaction	-	$-	$(452,962)	$-	$(452,962)

Balances- June 30, 2021, as restated	59,992,500	$58,993	$1,970,014	$(183,239)	$1,845,768

The following table presents the effect of the restatement on the statement of cash flows included in the previously issued Financial Statements for the period ended June 30, 2021:

	As of June 30, 2021
	As Reported	Adjustments	As Restated
Cash Flows from Operating Activities:
Net Income (Loss)	$(7,218)	$(79,222)	$(86,440)

Changes in Operating Assets and Liabilities:
Changes in Due From Related Parties	$8,345	$(93,828)	$(85,483)
Changes in Net Accounts Receivable		$(1,250)	$(1,250)
Changes in Prepaid Expenses and Other Assets	$(4,377)	$(81,000)	$(85,377)
Changes to Accounts Payable	$(81,187)	$81,187	$-

Changes to Accrued Liabilities and Other Liabilities	$-	$5,845	$5,845
Changes to Affiliate Receivables	$-	$(282,115)	$(282,115)

Net cash used in operating Activities	$(84,437)		$(534,820)

Cash Flows from Financing Activities
Changes in Shareholders Loans- Credex	$84,437	$(84,437)
Changes in Shareholders Capital- CDHC		$881,737	$881,737
Net cash provided by financing activities	$84,437		$881,737

Net increase (decrease) in cash	$-	$346,917	$346,917

Cash - Beginning of Period	$-		$-
Cash - End of Period	$-		$346,917

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The following table presents the effect of the restatement on the balance sheet included in the previously issued Financial Statements for the period ended September 30, 2021:

	As of September 30, 2021
	As Reported	Adjustments	As Restated
Assets
Total Current Assets	$3,128	$1,519,496	$1,522,624

Total Other Assets	$-	$704,034	$704,034

Total Assets	$3,128	$2,223,530	$2,226,658

Liabilities and Equity

Total Current Liabilities	$9,675	$43,287	$52,962

Stockholders Equity
Common Stock	$58,993	$-	$58,993
Additional Paid In Capital	$326,885	$2,200,768	$2,527,653
Accumulated Deficit	$(392,425)	$(20,525)	$(412,950)
Total Stockholders Equity	$(6,547)	$2,180,243	$2,173,696

Total Liabilities and Equity	$3,128.00	$2,223,530	$2,226,658

The following table presents the effect of the restatement on the statement of operations included in the previously issued Financial Statements for the nine month period ended September 30, 2021:

	For the nine month period ended September 30, 2021
	As Reported	Adjustments	As Restated
Operating Expenses

Total Operating Expenses	$2,579	$313,675	$316,254

Other Income	$-	$(103)	$(103)

Net Income (Loss)	$2,579	$313,572	$316,151

Net Loss Per Share Basic and Diluted	$-		$-

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The following table presents the effect of the restatement on the statement of shareholder deficit included in the previously issued Financial Statements for the period ended September 30, 2021:

	For the period ended September 30, 2021
	Common Stock Shares	Common Stock Amount	Additional Paid-In Capital	Accumulated Deficit	Total Stockholders’ Deficit

Balances- December 31, 2020, as previously reported	59,992,500	$58,993	$242,449	$(382,629)	$(81,187)

Credex activity for the nine months ended September 30, 2021	-	$-	$84,437	$(9,796)	$74,641

Balances- September 30, 2021, as previously reported	59,992,500	$58,993	$326,886	$(392,425)	$(6,546)

Credex adjustments to reflect the Cannabis Depot transaction	-	$-	$(326,886)	$392,425	$65,539

Adjusted Balances- September 30, 2021	59,992,500	$58,993	$0	$0	$53,993

Cannabis Depot Holding Corp activity through September 30, 2021	-	$-	$2,973,396	$412,950	$2,560,446
Cannabis Depot Holding Corp adjustments to reflect the Credex transaction	-	$-	$(445,743)	$-	$(445,743)

Balances- September 30, 2021, as restated	59,992,500	$58,993	$2,527,653	$(412,950)	$2,173,696

The following table presents the effect of the restatement on the statement of cash flows included in the previously issued Financial Statements for the period ended September 30, 2021:

	As of September 30, 2021
	As Reported	Adjustments	As Restated
Cash Flows from Operating Activities:
Net Income (Loss)	$(9,796)	$(306,355)	$(316,151)

Changes in Operating Assets and Liabilities:
Changes in Due From Related Parties	$9,675.00	$(40,180)	$(30,505)
Changes in Net Accounts Receivable		$(1,270)	$(1,270)
Changes in Prepaid Expenses and Other Assets	$(3,129)	$(249,573)	$(252,702)
Changes to Accounts Payable	$(81,187)	$86,655	$5,468

Changes to Accrued Liabilities and Other Liabilities	$-	$7,195	$7,195
Changes to Affiliate Receivables	$-	$(752,580)	$(752,580)

Net cash used in operating Activities	$(84,437)	$(1,256,108)	$(1,340,545)

Cash Flows from Financing Activities
Changes in Shareholders Capital- Credex	$84,437	$(84,437)	$-
Changes in Shareholders Capital- CDHC		$1,439,375	$1,439,375
Net cash provided by financing activities	$84,437	$1,354,938	$1,439,375

Net increase (decrease) in cash	$-	$98,830	$98,830

Cash - Beginning of Period	$-		$-
Cash - End of Period	$-		$98,830

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credex Corporation

Date: January 31, 2023	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer

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